EXHIBIT 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)
	Three Months Ended March 31,
	2010	2009
REVENUES:
Minimum rents	$168,821	$171,937
Percentage rents	4,013	4,804
Other rents	4,576	4,280
Tenant reimbursements	79,823	81,484
Management, development and leasing fees	1,706	2,465
Other	7,237	6,090
Total revenues	266,176	271,060

EXPENSES:
Property operating	38,897	44,017
Depreciation and amortization	72,012	78,311
Real estate taxes	24,992	24,154
Maintenance and repairs	16,184	15,994
General and administrative	11,074	11,479
Other	6,701	5,157
Total expenses	169,860	179,112
Income from operations	96,316	91,948
Interest and other income	1,051	1,581
Interest expense	(73,460)	(71,885)
Loss on impairment of investment	-	(7,706)
Gain (loss) on sales of real estate assets	866	(139)
Equity in earnings of unconsolidated affiliates	539	1,534
Income tax benefit (provision)	1,877	(603)
Income from continuing operations	27,189	14,730
Operating income (loss) of discontinued operations	14	(66)
Loss on discontinued operations	-	(60)
Net income	27,203	14,604
Net income attributable to noncontrolling interests in:
Operating partnership	(4,110)	(1,306)
Other consolidated subsidiaries	(6,137)	(6,131)
Net income attributable to the Company	16,956	7,167
Preferred dividends	(6,028)	(5,455)
Net income available to common shareholders	$10,928	$1,712
Basic earnings per share available to common shareholders:
Income from continuing operations, net of preferred dividends	$0.08	$0.03
Discontinued operations	-	-
Net income available to common shareholders	$0.08	$0.03
Weighted average common shares outstanding	137,967	66,407

Diluted earnings per share available to common shareholders:
Income from continuing operations, net of preferred dividends	$0.08	$0.03
Discontinued operations	-	-
Net income available to common shareholders	$0.08	$0.03
Weighted average common and potential dilutive common shares outstanding	138,006	66,439

Amounts available to common shareholders:
Income from continuing operations, net of preferred dividends	$10,918	$1,784
Discontinued operations	10	(72)
Net income available to common shareholders	$10,928	$1,712

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)
	Three Months Ended March 31,
	2010	2009

Net income available to common shareholders	$10,928	$1,712
Noncontrolling interest in earnings of operating partnership	4,110	1,306
Depreciation and amortization expense of:
Consolidated properties	72,012	78,311
Unconsolidated affiliates	6,885	7,509
Non-real estate assets	(219)	(247)
Noncontrolling interests' share of depreciation and amortization	(145)	(201)
Loss on discontinued operations	-	60
Funds from operations of the operating partnership	$93,571	$88,450

Funds from operations per diluted share	$0.49	$0.76
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	189,955	117,050

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$93,571	$88,450
Percentage allocable to common shareholders (1)	72.65%	56.75%
Funds from operations allocable to common shareholders	$67,979	$50,195

(1)
 Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 4.

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$531	$2,543
Lease termination fees per share	$-	$0.02

Straight-line rental income	$1,316	$1,731
Straight-line rental income per share	$0.01	$0.01

Gains on outparcel sales	$816	$425
Gains on outparcel sales per share	$-	$-

Amortization of acquired above- and below-market leases	$838	$1,548
Amortization of acquired above- and below-market leases per share	$-	$0.01

Amortization of debt premiums	$1,662	$2,035
Amortization of debt premiums per share	$0.01	$0.02

Income tax benefit (provision)	$1,877	$(603)
Income tax benefit (provision) per share	$0.01	$(0.01)

Abandoned projects expense	$99	$76
Abandoned projects expense per share	$-	$-

Loss on impairment of investment	$-	$(7,706)
Loss on impairment of investment per share	$-	$(0.07)

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Same-Center Net Operating Income
(Dollars in thousands)
	Three Months Ended March 31,
	2010	2009

Net income attributable to the Company	$16,956	$7,167

Adjustments:
Depreciation and amortization	72,012	78,311
Depreciation and amortization from unconsolidated affiliates	6,885	7,509
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(145)	(201)
Interest expense	73,460	71,885
Interest expense from unconsolidated affiliates	7,228	7,865
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(234)	(273)
Abandoned projects expense	99	76
(Gain) loss on sales of real estate assets	(866)	139
(Gain) loss on sales of real estate assets of unconsolidated affiliates	50	(564)
Loss on impairment of investment	-	7,706
Income tax (benefit) provision	(1,877)	603
Net income attributable to noncontrolling interest in earnings of operating partnership	4,110	1,306
Loss on discontinued operations	-	60
Operating partnership's share of total NOI	177,678	181,589
General and administrative expenses	11,074	11,479
Management fees and non-property level revenues	(6,746)	(8,277)
Operating partnership's share of property NOI	182,006	184,791
Non-comparable NOI	(1,501)	(547)
Total same-center NOI	$180,505	$184,244
Total same-center NOI percentage change	-2.0%

Total same-center NOI	$180,505	$184,244
Less lease termination fees	(531)	(2,472)
Total same-center NOI, excluding lease termination fees	$179,974	$181,772

Malls	$162,934	$164,290
Associated centers	7,795	7,821
Community centers	4,115	4,277
Office and other	5,130	5,384
Total same-center NOI, excluding lease termination fees	$179,974	$181,772

Percentage Change:
Malls	-0.8%
Associated centers	-0.3%
Community centers	-3.8%
Office and other	-4.7%
Total same-center NOI, excluding lease termination fees	-1.0%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)
	March 31, 2010
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,934,296	$1,524,281	$5,458,577
Noncontrolling interests' share of consolidated debt	(23,731)	(928)	(24,659)
Company's share of unconsolidated affiliates' debt	402,570	191,604	594,174
Company's share of consolidated and unconsolidated debt	$4,313,135	$1,714,957	$6,028,092
Weighted average interest rate	5.94%	2.89%	5.07%

	March 31, 2009
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,580,821	$1,514,076	$6,094,897
Noncontrolling interests' share of consolidated debt	(23,477)	(928)	(24,405)
Company's share of unconsolidated affiliates' debt	408,342	166,754	575,096
Company's share of consolidated and unconsolidated debt	$4,965,686	$1,679,902	$6,645,588
Weighted average interest rate	5.95%	1.78%	4.90%

Debt-To-Total-Market Capitalization Ratio as of March 31, 2010
(In thousands, except stock price)
	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	189,965	$13.70	$2,602,521
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,330	250.00	332,500
Total market equity			3,050,021
Company's share of total debt			6,028,092
Total market capitalization			$9,078,113
Debt-to-total-market capitalization ratio			66.4%

(1)
Stock price for common stock and operating partnership units equals the closing price of the common stock on March 31, 2010. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)
	Three Months Ended March 31,
2010:	Basic	Diluted
Weighted average shares - EPS	137,967	138,006
Weighted average operating partnership units	51,949	51,949
Weighted average shares- FFO	189,916	189,955

2009:
Weighted average shares - EPS	66,407	66,439
Weighted average operating partnership units	50,611	50,611
Weighted average shares- FFO	117,018	117,050

Dividend Payout Ratio
	Three Months Ended March 31,
	2010	2009
Weighted average cash dividend per share	$0.23106	$0.21763
FFO per diluted, fully converted share	$0.49	$0.76
Dividend payout ratio	47.2%	28.6%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Consolidated Balance Sheets
(Unaudited; in thousands, except share data)
	March 31, 2010	December 31, 2009
ASSETS
Real estate assets:
Land	$946,570	$946,750
Buildings and improvements	7,576,916	7,569,015
	8,523,486	8,515,765
Less accumulated depreciation	(1,568,868)	(1,505,840)
	6,954,618	7,009,925
Developments in progress	91,321	85,110
Net investment in real estate assets	7,045,939	7,095,035
Cash and cash equivalents	50,215	48,062
Receivables:
Tenant, net of allowance	66,783	73,170
Other	8,668	8,162
Mortgage and other notes receivable	39,051	38,208
Investments in unconsolidated affiliates	186,628	186,523
Intangible lease assets and other assets	270,656	279,950
	$7,667,940	$7,729,110

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$5,458,577	$5,616,139
Accounts payable and accrued liabilities	248,323	248,333
Total liabilities	5,706,900	5,864,472
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	28,520	22,689
Redeemable noncontrolling preferred joint venture interest	421,506	421,570
Total redeemable noncontrolling interests	450,026	444,259
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,330,000 and 700,000 shares outstanding in 2010 and 2009, respectively	13	7
Common Stock, $.01 par value, 350,000,000 shares authorized, 138,016,637 and 137,888,408 issued and outstanding in 2010 and 2009, respectively	1,380	1,379
Additional paid-in capital	1,512,607	1,399,654
Accumulated other comprehensive income	2,665	491
Accumulated deficit	(300,314)	(283,640)
Total shareholders' equity	1,216,356	1,117,896
Noncontrolling interests	294,658	302,483
Total equity	1,511,014	1,420,379
	$7,667,940	$7,729,110

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)
	Three Months Ended March 31,
	2010	2009
EBITDA:
Net income attributable to the Company	$16,956	$7,167

Adjustments:
Depreciation and amortization	72,012	78,311
Depreciation and amortization from unconsolidated affiliates	6,885	7,509
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(145)	(201)
Interest expense	73,460	71,885
Interest expense from unconsolidated affiliates	7,228	7,865
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(234)	(273)
Income and other taxes	(1,710)	802
Loss on impairment of investment	-	7,706
Abandoned projects	99	76
Net income attributable to noncontrolling interest in earnings of operating partnership	4,110	1,306
Loss on discontinued operations	-	60
Company's share of total EBITDA	$178,661	$182,213

Interest Expense:
Interest expense	$73,460	$71,885
Interest expense from unconsolidated affiliates	7,228	7,865
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(234)	(273)
Company's share of total interest expense	$80,454	$79,477

Ratio of EBITDA to Interest Expense	2.22	2.29

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)
	Three Months Ended March 31,
	2010	2009

Company's share of total EBITDA	$178,661	$182,213
Interest expense	(73,460)	(71,885)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	234	273
Income and other taxes	1,710	(802)
Depreciation and amortization of non-real estate assets included in operating expense	871	918
Amortization of deferred financing costs and debt premiums (discounts)	1,397	(623)
Amortization of above- and below- market leases	(882)	(1,557)
Depreciation and interest expense from unconsolidated affiliates	(14,113)	(15,374)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	145	201
Noncontrolling interests in earnings of other consolidated subsidiaries	6,137	6,131
(Gain) loss on outparcel sales	(866)	139
Realized foreign currency loss	169	48
Equity in earnings of unconsolidated affiliates	(539)	(1,534)
Distributions from unconsolidated affiliates	1,022	3,727
Income tax effect from share-based compensation	(1,270)	-
Share-based compensation expense	979	970
Provision for doubtful accounts	1,455	2,131
Change in deferred tax assets	(486)	(309)
Changes in operating assets and liabilities	(12,754)	(12,932)
Cash flows provided by operating activities	$88,410	$91,735

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Schedule of Mortgage and Other Indebtedness as of March 31, 2010
(Dollars in thousands)

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
Spartanburg, SC	WestGate Crossing	Jul-10	-	8.42%	$ 8,988		$ 8,988	$ -
Pearland, TX	Pearland Office	Jul-10	Jul-12	1.40%	7,563	(a)	-	7,563
Pearland, TX	Pearland Town Center	Jul-10	Jul-12	1.40%	126,586	(a)	-	126,586
Burnsville, MN	Burnsville Center	Aug-10	-	8.00%	61,021		61,021	-
Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	40,851		40,851	-
Beaumont, TX	Parkdale Crossing	Sep-10	-	5.01%	7,612		7,612	-
Beaumont, TX	Parkdale Mall	Sep-10	-	5.01%	48,210		48,210	-
Burlington, NC	Alamance Crossing	Sep-10	Sep-11	1.49%	61,282	(b)	40,000	21,282
Nashville, TN	CoolSprings Galleria	Sep-10	-	6.22%	120,804		120,804	-
Stillwater, OK	Lakeview Pointe	Nov-10	-	1.24%	14,950		-	14,950
D'lberville, MS	The Promenade	Dec-10	Dec-11	2.08%	78,005	(c)	-	78,005
Stroud, PA	Stroud Mall	Dec-10	-	8.42%	29,677		29,677	-
Wausau, WI	Wausau Center	Dec-10	-	6.70%	11,104		11,104	-
York, PA	York Galleria	Dec-10	-	8.34%	47,404		47,404	-
Statesboro, GA	Statesboro Crossing	Feb-11	Feb-13	1.25%	16,094		-	16,094
St. Louis, MO	West County Center - restaurant village	Mar-11	Mar-13	1.24%	29,115		-	29,115
Pittsburgh, PA	Settler's Ridge	Jun-11	Dec-12	3.24%	51,661		-	51,661
Lexington, KY	Fayette Mall	Jul-11	-	7.00%	86,555		86,555	-
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	78,748		78,748	-
Panama City, FL	Panama City Mall	Aug-11	-	7.30%	36,974		36,974	-
Chattanooga, TN	CBL Center II	Aug-11	-	4.50%	11,599		-	11,599
Asheville, NC	Asheville Mall	Sep-11	-	6.98%	63,117		63,117	-
Nashville, TN	Rivergate Mall	Sep-11	Sep-13	5.85%	87,500	(d)	87,500	-
Milford, CT	Milford Marketplace	Jan-12	Jan-13	3.73%	17,050		-	17,050
Ft. Smith, AR	Massard Crossing	Feb-12	-	7.54%	5,478		5,478	-
Houston, TX	Willowbrook Plaza	Feb-12	-	7.54%	28,032		28,032	-
Vicksburg, MS	Pemberton Plaza	Feb-12	-	7.54%	1,872		1,872	-
High Point, NC	Oak Hollow Mall	Feb-12	-	4.50%	39,597		39,597	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	58,794		58,794	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	32,995		32,995	-
Asheboro, NC	Randolph Mall	Jul-12	-	6.50%	13,208		13,208	-
Douglasville, GA	Arbor Place	Jul-12	-	6.51%	68,580		68,580	-
Douglasville, GA	The Landing at Arbor Place	Jul-12	-	6.51%	7,742		7,742	-
Jackson, TN	Old Hickory Mall	Jul-12	-	6.51%	30,293		30,293	-
Louisville, KY	Jefferson Mall	Jul-12	-	6.51%	38,203		38,203	-
North Charleston, SC	Northwoods Mall	Jul-12	-	6.51%	54,696		54,696	-
Racine, WI	Regency Mall	Jul-12	-	6.51%	29,956		29,956	-
Saginaw, MI	Fashion Square	Jul-12	-	6.51%	52,508		52,508	-
Spartanburg, SC	WestGate Mall	Jul-12	-	6.50%	47,449		47,449	-
Chattanooga, TN	CBL Center	Aug-12	-	6.25%	13,348		13,348	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	46,968		46,968	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	116,488		116,488	-
Greensburg, PA	Westmoreland Mall	Mar-13	-	5.05%	70,760		70,760	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	151,381		151,381	-
Columbia, SC	Columbia Place	Sep-13	-	5.45%	29,019		29,019	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	77,029		77,029	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	36,838		36,838	-
Laredo, TX	Mall del Norte	Dec-14	-	5.04%	113,400		113,400	-
Fairview Heights, IL	St. Clair Square	Jan-15	-	4.25%	72,000	(e)	-	72,000
Rockford, IL	CherryVale Mall	Oct-15	-	5.00%	87,317		87,317	-
Brookfield, IL	Brookfield Square	Nov-15	-	5.08%	97,780		97,780	-
Madison, WI	East Towne Mall	Nov-15	-	5.00%	74,432		74,432	-
Madison, WI	West Towne Mall	Nov-15	-	5.00%	105,135		105,135	-
Bloomington, IL	Eastland Mall	Dec-15	-	5.85%	59,400		59,400	-
Decatur, IL	Hickory Point Mall	Dec-15	-	5.85%	31,189		31,189	-
Overland Park, KS	Oak Park Mall	Dec-15	-	5.85%	275,700		275,700	-

						Balance
Location	Property	Original Maturity Date	Optional Extended Matrity Date	Interest Rate	Balance	Fixed	Variable
Janesville, WI	Janesville Mall	Apr-16	-	8.38%	8,830	8,830	-
Akron, OH	Chapel Hill Mall	Aug-16	-	6.10%	73,396	73,396	-
Chattanooga, TN	Hamilton Place	Aug-16	-	5.86%	111,291	111,291	-
Chesapeake, VA	Greenbrier Mall	Aug-16	-	5.91%	80,887	80,887	-
Midland, MI	Midland Mall	Aug-16	-	6.10%	36,221	36,221	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	140,000	140,000	-
Southaven, MS	Southaven Towne Center	Jan-17	-	5.50%	43,915	43,915	-
Cary, NC	Cary Towne Center	Mar-17	-	8.50%	68,196	68,196	-
Charleston, SC	Citadel Mall	Apr-17	-	5.68%	72,179	72,179	-
Chattanooga, TN	Hamilton Corner	Apr-17	-	5.67%	16,354	16,354	-
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	-	5.67%	21,595	21,595	-
Lafayette, LA	Mall of Acadiana	Apr-17	-	5.67%	144,342	144,342	-
Layton, UT	Layton Hills Mall	Apr-17	-	5.66%	103,165	103,165	-
Lexington, KY	The Plaza at Fayette Mall	Apr-17	-	5.67%	42,612	42,612	-
Cincinnati, OH	Eastgate Crossing	May-17	-	5.66%	16,067	16,067	-
Nashville, TN	Courtyard at Hickory Hollow	Oct-18	-	6.00%	1,785	1,785	-
Nashville, TN	Hickory Hollow Mall	Oct-18	-	6.00%	30,885	30,885	-
Winston-Salem, NC	Hanes Mall	Oct-18	-	6.99%	161,600	161,600	-
Daytona Beach, FL	Volusia Mall	Jul-19	-	8.00%	56,996	56,996	-
Terre Haute, IN	Honey Creek Mall	Jul-19	-	8.00%	33,133	33,133	-
	SUBTOTAL				$ 4,373,506	$ 3,927,601	$ 445,905
Weighted average interest rate					5.61%	5.97%	2.46%

Debt Premiums (Discounts): (f)

Roanoke, VA	Valley View Mall	Sep-10	-	8.61%	$ 708	$ 708	$ -
St. Louis, MO	Mid Rivers Mall	Jul-11	-	7.24%	1,680	1,680	-
Fayetteville, NC	Cross Creek Mall	Apr-12	-	7.40%	2,735	2,735	-
Colonial Heights, VA	Southpark Mall	May-12	-	7.00%	1,242	1,242	-
Livonia, MI	Laurel Park Place	Dec-12	-	8.50%	3,968	3,968	-
Monroeville, PA	Monroeville Mall	Jan-13	-	5.73%	1,259	1,259	-
St. Louis, MO	West County Center	Apr-13	-	5.19%	(2,469)	(2,469)	-
St. Louis, MO	South County Center	Oct-13	-	4.96%	(1,296)	(1,296)	-
Joplin, MO	Northpark Mall	Mar-14	-	5.75%	304	304	-
St. Louis, MO	Chesterfield Mall	Sep-16	-	5.74%	(1,756)	(1,756)	-
	SUBTOTAL				$ 6,375	$ 6,375	$ -
Weighted average interest rate					4.60%	4.60%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$ 4,379,881	$ 3,933,976	$ 445,905
Weighted average interest rate					5.61%	5.97%	2.46%

Credit Facilities:
Secured credit facilities:
$560,000 capacity		Aug-11	Apr-14	2.55%	$ 376,532	$ -	$ 376,532
$525,000 capacity		Feb-12	Feb-13	5.50%	262,850	-	262,850
$105,000 capacity		Jun-11	-	4.50%	1,500	-	1,500
Total secured facilities				3.76%	640,882	-	640,882
Unsecured term facilities:
General		Apr-11	Apr-13	1.95%	228,000	-	228,000
Starmount		Nov-10	Nov-12	1.50%	209,494	-	209,494
Total term facilities				1.73%	437,494	-	437,494
	SUBTOTAL			2.94%	$ 1,078,376	$ -	$ 1,078,376

Other					$ 320	$ 320	$ -

Total Consolidated Debt					$ 5,458,577	$ 3,934,296	$ 1,524,281
Weighted average interest rate					5.08%	5.97%	2.80%

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable
Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Huntsville, AL	Parkway Place	Jun-10	-	1.23%	$ 25,624		$ -	$ 25,624
Lee's Summit, MO	Summit Fair	Jun-10	-	5.23%	19,900	(g)	-	19,900
Del Rio, TX	Plaza del Sol	Aug-10	-	9.15%	164		164	-
West Melbourne, FL	Hammock Landing Phase II	Aug-10	Aug-11	2.23%	3,276		-	3,276
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.73%	11,561		-	11,561
West Melbourne, FL	Hammock Landing	Aug-11	Aug-13	4.50%	41,602		-	41,602
York, PA	York Town Center	Oct-11	-	1.48%	20,278		-	20,278
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Dec-13	4.50%	69,363		-	69,363
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	4,625		4,625	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	2,555		2,555	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	405		405	-
Greensboro, NC	Friendly Shopping Center	Apr-13	-	5.33%	38,813		38,813	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	1,100		1,100	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	971		971	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	7,850		7,850	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	1,533		1,533	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	43,815	(h)	43,815	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	33,434		33,434	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	96,534		96,534	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	17,713		17,713	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	12,160		12,160	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	13,574		13,574	-
Greensboro, NC	The Shops at Friendly	Jan-17	-	5.90%	21,549		21,549	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	7,424		7,424	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	95,400		95,400	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	2,951		2,951	-
	SUBTOTAL				$ 594,174		$ 402,570	$ 191,604

Less Noncontrolling Interests' Share Of Consolidated Debt:		Minority Interest %
Chattanooga, TN	CBL Center	8.00%		6.25%	$ (1,068)		$ (1,068)	$ -
Chattanooga, TN	CBL Center II	8.00%		4.50%	(928)		-	(928)
Chattanooga, TN	Hamilton Corner	10.00%		5.67%	(1,635)		(1,635)	-
Chattanooga, TN	Hamilton Place	10.00%		5.86%	(11,129)		(11,129)	-
High Point, NC	Oak Hollow Mall	25.00%		4.50%	(9,899)		(9,899)	-
	SUBTOTAL				$ (24,659)		$ (23,731)	$ (928)

Company's Share Of Consolidated And Unconsolidated Debt					$ 6,028,092		$ 4,313,135	$ 1,714,957
Weighted average interest rate					5.07%		5.94%	2.89%

							Balance
Location	Property	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Fixed	Variable
Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-10	-	1.23%	$ 51,248		$ -	$ 51,248
Lee's Summit, MO	Summit Fair	Jun-10	-	5.23%	73,703	(g)	-	73,703
Del Rio, TX	Plaza del Sol	Aug-10	-	9.15%	324		324	-
West Melbourne, FL	Hammock Landing	Aug-10	Aug-11	2.23%	3,276		-	3,276
Ft. Myers, FL	Gulf Coast Town Center Phase III	Apr-11	Apr-12	1.73%	11,561		-	11,561
West Melbourne, FL	Hammock Landing Phase I	Aug-11	Aug-13	4.50%	41,602		-	41,602
York, PA	York Town Center	Oct-11	-	1.48%	40,556		-	40,556
Port Orange, FL	The Pavilion at Port Orange	Dec-11	Jun-13	4.50%	69,363		-	69,363
Greensboro, NC	Bank of America Building	Apr-13	-	5.33%	9,250		9,250	-
Greensboro, NC	First Citizens Bank Building	Apr-13	-	5.33%	5,110		5,110	-
Greensboro, NC	First National Bank Building	Apr-13	-	5.33%	809		809	-
Greensboro, NC	Friendly Shopping Center	Apr-13	-	5.33%	77,625		77,625	-
Greensboro, NC	Friendly Center Office Building	Apr-13	-	5.33%	2,199		2,199	-
Greensboro, NC	Green Valley Office Building	Apr-13	-	5.33%	1,941		1,941	-
Greensboro, NC	Renaissance Center Phase II	Apr-13	-	5.22%	15,700		15,700	-
Greensboro, NC	Wachovia Office Building	Apr-13	-	5.33%	3,066		3,066	-
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	-	5.09%	87,630	(h)	87,630	-
El Centro, CA	Imperial Valley Mall	Sep-15	-	4.99%	55,724		55,724	-
Raleigh, NC	Triangle Town Center	Dec-15	-	5.74%	193,069		193,069	-
Greensboro, NC	Renaissance Center Phase I	Jul-16	-	5.61%	35,425		35,425	-
Clarksville, TN	Governor's Square Mall	Sep-16	-	8.23%	25,600		25,600	-
Paducah, KY	Kentucky Oaks Mall	Jan-17	-	5.27%	27,149		27,149	-
Greensboro, NC	The Shops at Friendly	Jan-17	-	5.90%	43,097		43,097	-
Harrisburg, PA	High Pointe Commons	May-17	-	5.74%	14,848		14,848	-
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	-	5.60%	190,800		190,800	-
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	-	6.10%	5,902		5,902	-
					$ 1,086,577		$ 795,268	$ 291,309
Weighted average interest rate					5.04%		5.59%	3.55%

(a)
The Company has entered into an interest rate cap on a notional amount of $129,000 related to it's Pearland, TX properties to limit the maximum rate of interest that may be applied to the variable-rate loan to 5.55%.  The cap terminates in July 2010.

(b)
The Company has entered into an interest rate swap on a notional amount of $40,000 related to Alamance Crossing to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in November 2010.

(c)
The Company has entered into an interest rate cap on a notional amount of $80,000 related to The Promenade to limit the maximum interest rate that may be applied to the variable-rate loan to 4.00%.  The cap terminates in December 2010.  Loan proceeds in the amount of $67,671 of the total debt balance reported have been drawn by the Company and the remainder of the balance has been placed in a restricted cash account to provide for future development costs to be incurred.

(d)
The Company has entered into an interest rate swap on a notional amount of $87,500 related to Rivergate Mall to effectively fix the interest rate on that variable-rate loan.  Therefore, this amount is currently reflected as having a fixed rate.  The swap terminates in September 2010.

(e)
The Company has entered into an interest rate cap on a notional amount of $72,000, amortizing to $69,375 over the term of the cap, related to St. Clair Square to limit the maximum interest rate that may be applied to the variable-rate loan to 7.00%.  The cap terminates in January 2012.

(f)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.

(g)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(h)
Represents a first mortgage securing the property.  In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Schedule of Maturities of Mortgage and Other Indebtedness as of March 31, 2010
(Dollars in thousands)

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised as of March 31, 2010:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$390,621	$45,688	$-	$436,309	7.24%
2011	417,780	23,554	(928)	440,406	7.31%
2012	965,023	11,561	(10,967)	965,617	16.01%
2013	1,085,286	168,817	-	1,254,103	20.80%
2014	526,770	43,815	-	570,585	9.47%
2015	802,953	129,968	-	932,921	15.48%
2016	450,625	29,873	(11,129)	469,369	7.79%
2017	528,425	140,898	(1,635)	667,688	11.08%
2018	194,270	-	-	194,270	3.22%
2019	90,129	-	-	90,129	1.49%
2020	320	-	-	320	0.00%
Face Amount of Debt	5,452,202	594,174	(24,659)	6,021,717	99.89%
Net Premiums on Debt	6,375	-	-	6,375	0.11%
Total	$5,458,577	$594,174	$(24,659)	$6,028,092	100.00%

Based on Original Maturity Dates as of March 31, 2010:
Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2010	$873,551	$48,964	$-	$922,515	15.31%
2011	1,067,395	142,804	(928)	1,209,271	20.06%
2012	849,619	-	(10,967)	838,652	13.90%
2013	444,677	57,852	-	502,529	8.34%
2014	150,238	43,815	-	194,053	3.22%
2015	802,953	129,968	-	932,921	15.48%
2016	450,625	29,873	(11,129)	469,369	7.79%
2017	528,425	140,898	(1,635)	667,688	11.08%
2018	194,270	-	-	194,270	3.22%
2019	90,129	-	-	90,129	1.49%
2020	320	-	-	320	0.00%
Face Amount of Debt	5,452,202	594,174	(24,659)	6,021,717	99.89%
Net Premiums on Debt	6,375	-	-	6,375	0.11%
Total	$5,458,577	$594,174	$(24,659)	$6,028,092	100.00%

Debt Covenant Compliance Ratios as of March 31, 2010

Covenant	Required		Actual		Compliance
Debt to Gross Asset Value	< 65%		54%		Yes
Interest Coverage Ratio *	>1.75	x	2.32	x	Yes
Debt Service Coverage Ratio *	>1.50	x	1.85	x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

All Property Types (1)	682,061	$38.47	$33.66	-12.5%	$34.48	-10.4%
Stabilized malls	648,530	39.37	34.43	-12.5%	35.28	-10.4%
New leases	134,930	45.66	38.92	-14.8%	41.10	-10.0%
Renewal leases	513,600	37.72	33.25	-11.9%	33.75	-10.5%

Total Leasing Activity
Square Feet

Total Leased	1,139,363
Operating Portfolio	942,183
Development Portfolio	197,180

Average Annual Base Rents Per Square Foot By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of March 31,
	2010	2009
Stabilized malls	$28.87	$29.34
Non-stabilized malls	25.41	26.68
Associated centers	11.89	12.08
Community centers	15.06	14.62
Other	19.21	19.05

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.
(2)	Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Top 25 Tenants Based On Percentage Of Budgeted Total Revenues For The Three Months Ended March 31, 2010

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	160	802,749	3.06%
2	Foot Locker, Inc.	179	681,541	2.49%
3	Abercrombie & Fitch, Co.	96	651,171	2.25%
4	The Gap Inc.	91	973,041	2.20%
5	AE Outfitters Retail Company	86	501,349	2.15%
6	Signet Group plc (2)	117	208,108	1.87%
7	Genesco Inc. (3)	192	277,508	1.58%
8	Luxottica Group, S.P.A. (4)	141	313,426	1.51%
9	Dick's Sporting Goods, Inc.	18	1,074,973	1.42%
10	Zale Corporation	135	137,963	1.34%
11	Express Fashions	48	398,716	1.33%
12	JC Penney Co., Inc. (5)	75	8,528,105	1.31%
13	Finish Line, Inc.	72	372,872	1.28%
14	New York & Company, Inc.	56	400,014	1.25%
15	Charlotte Russe Holding, Inc.	52	360,274	1.15%
16	Dress Barn, Inc. (6)	96	423,259	1.07%
17	Aeropostale, Inc.	75	257,941	1.01%
18	Pacific Sunwear of California	67	248,824	0.96%
19	The Buckle, Inc.	48	238,014	0.89%
20	Barnes & Noble Inc.	20	704,452	0.88%
21	The Regis Corporation	156	187,594	0.87%
22	Christopher & Banks, Inc.	84	287,130	0.85%
23	The Children's Place Retail Stores, Inc.	53	223,765	0.85%
24	Sun Capital Partners, Inc. (7)	55	685,426	0.79%
25	Forever 21 Retail, Inc.	21	278,057	0.78%
		2,193	19,216,272	35.14%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)	JC Penney Co., Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Sun Capital Partners, Inc. operates Fazoli's, Anchor Blue, Gordmans, Limited Stores, Smokey Bones and Souper Salad.
(8)	The percentage of total revenues is based on 2010 budgeted revenues of approximately $1.083 billion

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Capital Expenditures for Three Months Ended March 31, 2010
(In thousands)

Tenant allowances	$4,217

Renovations	104

Deferred maintenance:
Parking lot and parking lot lighting	7
Roof repairs and replacements	539
Other capital expenditures	2,662
Total deferred maintenance expenditures	3,208

Total capital expenditures	$7,529

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area.  A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings.  The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants.  We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period.  The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants.  Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2010	2009
Quarter ended:
March 31,	$212	$651
June 30,	-	208
September 30,	-	690
December 31,	-	699
	$212	$2,248

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2010

Properties Opened During the Three Months Ended March 31, 2010
(Dollars in thousands)
			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Date Opened	Initial Yield

Community/Open-Air Centers:
The Pavilion at Port Orange (Phase I and Phase 1A) (a)	Port Orange, FL	492,296	$67,438	$66,562	Fall-09/Spring-10	7.3	%*
		492,296	$67,438	$66,562

Properties Under Development at March 31, 2010
(Dollars in thousands)
			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (b)	Cost to Date (c)	Date Opened	Initial Yield
Community/Open-Air Centers:
The Forum at Grandview Phase I (a)	Madison, MS	110,690	$16,798	$9,234	Fall-10	7.0	%*
		110,690	$16,798	$9,234

(a) The Pavilion at Port Orange is a 50/50 joint venture and The Forum at Grandview is a 75/25 joint venture.
(b) Total Cost is presented net of reimbursements to be received.
(c) Cost to Date does not reflect reimbursements until they are received.
*Pro Forma initial yields for phased projects reflect full land cost in Phase I. Combined pro forma yields are higher than Phase I project yields.